UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                       Date of Report:  January 18, 2005
                                        ----------------
                                        Amending Report of
                                        January 12, 2005
                                        ----------------

                Date of earliest event reported: January 11, 2005
                                                 ----------------

                          SVB FINANCIAL SERVICES, INC.
                          -----------------------------
             (Exact Name of Registrant as specified in its charter)

          New Jersey                    000-22407              22-3438058
          ----------                    ---------              ----------
(State or other jurisdiction of    Commission File No.       (IRS Employer
        incorporation)                                    Identification Number)

70 East Main Street, Somerville, NJ                                    08876
------------------------------------                                   -----
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:    (908) 541-9500
--------------------------------------------------------------------------------

       -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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


Item 1.01  Entry into a Material Definitive Agreement

     In connection with the January 11, 2005 Agreement and Plan of Merger, entered into between Fulton Financial Corporation ("Fulton") and SVB Financial Services, Inc. ("Somerset"), and disclosed in the initial filing of this Form 8-K, the parties also agreed, in a separate side letter, to provide the directors of Somerset Valley Bank with the same director compensation as they currently receive for a period of three years following the completion of the merger. This amended 8-K has been filed in order to disclose this side letter, which is attached hereto as an exhibit.


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


Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits.

     Pursuant to Item 9.01(c) of Form 8-K, SVB Financial Services, Inc. hereby files the following exhibits in accordance with Item 601 of Regulation S-K:

Number      Title
------      -----

2.1  *      Agreement and Plan of Merger, dated January 11,
            2005, between Fulton Financial Corporation and SVB
            Financial Services, Inc.

99.1 *      Warrant Agreement, dated January 12, 2005, between
            Fulton Financial Corporation and SVB Financial Services, Inc.

99.2 *      Warrant, dated January 12, 2005

99.3 * Employment Agreement between Somerset Valley Bank, Fulton Financial Corporation and Robert Corcoran, dated January 11, 2005

99.4 * Employment Agreement between Somerset Valley Bank, Fulton Financial Corporation and Arthur Brattlof, dated January 11, 2005

99.5 *      Press Release, dated January 11, 2005

99.6 Side Letter, dated January 11, 2005 between Fulton Financial Corporation and SVB Financial Services, Inc.


* Previously filed by SVB Financial Services, Inc. on January 12, 2005 on Form 8-K.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SVB FINANCIAL SERVICES, INC.


Date:  January 18, 2005                     By:   /s/ Elizabeth J. Balunis
                                                  -----------------------------
                                                  Name:    Elizabeth J. Balunis
                                                  Title:   Corporate Secretary


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


                                  EXHIBIT INDEX
                                                                     Page Number
                                                                     in Manually
                                                                 Signed Original
                                                                 ---------------

Number       Title


2.1   *      Agreement and Plan of Merger, dated January 11,
             2005, between Fulton Financial Corporation and SVB
             Financial Services, Inc.

99.1  *      Warrant Agreement, dated January 12, 2005, between
             Fulton Financial Corporation and SVB Financial Services, Inc.

99.2  *      Warrant, dated January 12, 2005

99.3  *      Employment Agreement between Somerset Valley Bank, Fulton Financial
             Corporation and Robert Corcoran, dated January 11, 2005

99.4  *      Employment Agreement between Somerset Valley Bank, Fulton Financial
             Corporation and Arthur Brattlof, dated January 11, 2005

99.5  *      Press Release, dated January 11, 2005

99.6 Side Letter, dated January 11, 2005, between Fulton Financial Corporation and SVB Financial Services, Inc.


     * Previously filed by SVB Financial Services, Inc. on January 12, 2005 on Form 8-K.


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